Exhibit 10.49

THIS WARRANT, AND THE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE (“SHARES”) ISSUABLE BY AVATECH SOLUTIONS, INC. UPON EXERCISE HEREOF, ARE “RESTRICTED SECURITIES” AS DEFINED IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, AS SUCH, CANNOT BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED, OR HYPOTHECATED, WITH OR WITHOUT CONSIDERATION, FOR A PERIOD OF ONE YEAR FROM THE DATE OF ISSUANCE THEREOF (OR, IN THE CASE OF SHARES ISSUABLE UPON EXERCISE HEREOF, ONE YEAR FROM THE DATE OF EXERCISE), AND THEN ONLY IN COMPLIANCE WITH RULE 144, UNLESS (1) AN EFFECTIVE REGISTRATION STATEMENT IS IN EFFECT WITH RESPECT TO THE RESALE THEREOF, OR (2) AVATECH SOLUTIONS, INC. HAS RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO AVATECH SOLUTIONS, INC. TO THE EFFECT THAT SUCH SHARES MAY BE SOLD OR TRANSFERRED WITHOUT REGISTRATION AND IN COMPLIANCE WITH FEDERAL AND APPLICABLE STATE SECURITIES LAWS.

No.W-300	100,000 Shares

Avatech Solutions, Inc.

A Delaware Corporation

Common Stock, Par Value $.01 per Share

Stock Purchase Warrant

Hindman Family Dynasty Trust, or its assigns, or the bearer of this warrant, is entitled, upon presentation of this Warrant and surrender of this Warrant at the offices of Avatech Solutions, Inc. (the “Company”), to subscribe for, purchase, and receive One Hundred Thousand (100,000) shares of the Company’s Common Stock for a purchase price of One Dollar and Two Cents ($1.02) per share, provided, however, that no fractional shares will be issued and provided that the Company’s Board of Directors must approve this warrant. Upon such payment, the Company agrees to cause to be issued, in the name of such person, assignee, or bearer, the shares so purchased.

In the event of the declaration and payment of share dividends by the Company on its Common Stock, or any split-up of the Common Stock, or recapitalization of the Company which changes the issued and outstanding shares of Common Stock, additional shares of Common Stock may be deliverable to the holder hereof upon its exercise without additional consideration, or the exercise price per share may be adjusted in the appropriate manner.

The purchase privilege herein contained shall expire on October 21, 2008.

Dated as of October 21, 2005.

Avatech Solutions, Inc.

By:	/s/ Donald R. (Scotty) Walsh
Donald R. (Scotty) Walsh
Chief Executive Officer